IMPORTANT NOTICE TO SHAREHOLDERS


Dear Shareholder:

                  As you are aware, each Fund is managed and advised by Reich & Tang Asset Management L.P. (the "Manager"). The parent company of the Manager, New England Investment Companies, Inc., is majority-owned by New England Mutual Life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company sometime after the end of the 1995 year.

                  As a shareholder, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreement between the Manager and each Fund.

What does this mean to you as a shareholder?

                  It is important to note that the management fee and the management and investment advisory services to be performed under the new agreement are the same as those under the current agreement. The other terms of the agreement are the same in all material respects to the existing agreement. There are not changes contemplated in the objectives or policies of the Fund, the management or operation so the Manager relating to the Funds, the personnel managing the Funds or the shareholder or other business activities of the Funds.

                   The Board of Directors has determined that the new agreement would be in the best interest of the Funds and their shareholders. Accordingly, the Board of Directors of the Funds approved the new agreement and voted to recommend it to shareholders for approval.

                  We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs.

                  Thanking you, in advance, for your patience and support.


                                            Very truly yours,




10506.0002 325282.1

-------------------------------------------------------------------------------


  Preliminary Proxy Material For The Information of the Securities and Exchange
                                 Commission Only

                         INSTITUTIONAL DAILY INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                February 15, 1996



-------------------------------------------------------------------------------


600 Fifth Avenue
New York, New York 10020
(212) 830-5220

A Special Meeting of Shareholders of Institutional Daily Income Fund (the "Fund") will be held at 9:00 a.m. on February 15, 1996 at the offices of the Fund at 600 Fifth Avenue, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December , 1995.

1. To approve or disapprove a new Investment Management Contract to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such Contract to increase the fees payable thereunder (see page 3 of the attached Proxy Statement);

2. To elect four trustees of the Fund, each to hold office until his successor is duly elected and qualified;

3. To ratify or reject the selection of Messrs. McGladrey & Pullen LLP as independent accountants of the Fund for its fiscal year ending March 31, 1996; and

4.      To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on November 28, 1995 are entitled to notice of, and to vote at, the meeting.

                        By Order of the Board of Trustees
                          BERNADETTE N. FINN, Secretary

------------------------------------------------------------------------------


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

-------------------------------------------------------------------------------


322065.4

                                 PROXY STATEMENT
------------------------------------------------------------------------------



INTRODUCTION..............................................................  1

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT CONTRACT TO INCREASE THE MAXIMUM FEES PAYABLE THEREUNDER AND TO BE EFFECTIVE
            AT THE TIME OF THE MERGER....................................  3

PROPOSAL 2  ELECTION OF TRUSTEES.........................................  8

PROPOSAL 3  RATIFICATION   OR  REJECTION   OF   SELECTION   OF   INDEPENDENT
            ACCOUNTANTS.................................................. 13

INFORMATION REGARDING THE MANAGER........................................ 13

ALLOCATION OF PORTFOLIO BROKERAGE........................................ 17

OTHER MATTERS............................................................ 18

EXHIBIT A  (INVESTMENT  MANAGEMENT CONTRACT BETWEEN THE FUND AND REICH & TANG
            ASSET MANAGEMENT, L.P.).....................................

EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)..........


322065.4

                         INSTITUTIONAL DAILY INCOME FUND
                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020

                                 PROXY STATEMENT

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Institutional Daily Income Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the offices of the Fund at 600 Fifth Avenue, New York, New York on February 15, 1996 at 9:00 a.m. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Fund. The expenses in connection with preparing and mailing this statement and the material accompanying it will be borne by The New England and Metropolitan Life (each as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about December __, 1995. The Fund's most recent annual and semi-annual reports are available upon request.

         The outstanding voting shares of beneficial interest (the "shares") of the Fund as of the close of business on November 28, 1995 consisted of
__________ shares of the Money Market Portfolio; ____ shares of the U.S. Treasury Portfolio; and ______ shares of the Municipal Portfolio (the Money
Market Portfolio, the U.S. Treasury Portfolio and the Municipal Portfolio, including the Class A and Class B shares of each such Portfolio are together referred to herein as the "Portfolios"), each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on November 28, 1995 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Fund at its principal executive office, 600 Fifth Avenue, New York, New York 10020, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

         Among the purposes of this Special Meeting of the Shareholders of the Fund is the approval of the Merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as a change of control of New England Investment Companies, L.P. ("NEIC"), the limited partner and owner of the 99.5% limited partnership interest in Reich & Tang Asset Management L.P. (the "Manager"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEIC) is the general partner and owner of the remaining 0.5% interest of the Manager. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the Investment Management Contract between the Manager and the Fund, as well as various other investment advisory agreements under which NEIC and its subsidiary firms serve as advisers or sub-advisers to certain other mutual funds, and results in the automatic termination of each of those agreements including the Investment Management Contract between the Fund and the Manager, effective at the time of the Merger. The Trustees have approved, and recommend that the shareholders of the Fund approve, a new investment

                                                           1
322065.4
management contract. Unrelated to the Merger, the Trustees and the Manager also believe it is appropriate at this time, for reasons stated below, to increase the maximum fees payable under the new management agreement which, if approved by shareholders, will take effect at the time of the Merger.

         In addition to the above, the other purposes for this Special Meeting of Shareholders include: the election of trustees and the ratification of the selection of independent accountants.

         A majority of the outstanding shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than a simple majority of the outstanding shares may be required to be present to approve a particular issue.

         Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal.

         If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. The proposals are considered "non-discretionary" and brokers that are record or nominee holders of shares of the Fund who have received no instructions from their clients do not have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such "broker non-voters" will not be considered as votes cast in determining the outcome of the proposals.


         As of November 30, 1995, the following persons or entities owned as much as 5% of the indicated Portfolio's outstanding shares:


                                                    Nature of
Name & Address                  % of Class          Ownership

Money Market Portfolio -                             Record
Class A






                                                           2
322065.4

                                                    Nature of
Name & Address                  % of Class          Ownership



Money Market Portfolio -                              Record
Class B





U.S. Treasury Portfolio -                             Record
Class A





U.S. Treasury Portfolio                               Record
Class B





Municipal Portfolio                                   Record
Class A





Municipal Portfolio                                   Record
Class B






  As of November 30, 1995, the officers or trustees of the Fund, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the total outstanding shares of each of the Money Market Portfolio, the U.S. Treasury Portfolio or the Municipal Portfolio.


PROPOSAL 1.   APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT CONTRACT TO
              INCREASE THE MAXIMUM FEES PAYABLE  THEREUNDER  AND TO BE EFFECTIVE
              AT THE TIME OF THE MERGER


                                                           3
322065.4

         The Board of Trustees of the Fund unanimously recommend that the shareholders of each Portfolio vote to approve a new investment management contract for the Fund, on behalf of each of the Portfolios. The new management contract is being proposed for the two reasons mentioned above: the termination of the contract resulting from the Merger and the proposed increase in the advisory fees. With respect to the fee increase and as explained more fully below, at the time of the Fund's initial operation it was determined that the Management fees should be set at rates that were low by industry standards. The Fund has been offered to the public since and NEIC owns approximately % of its assets. The Trustees believe that it is now appropriate to increase the fee to one that is more in line with the fees of similar funds. As a result, they recommend that the maximum advisory fee payable under the new investment management contract be increased to 0.12% of each Portfolio's average daily net assets from 0.08% of such net assets at which it was originally set. The Trustees, after due consideration, have determined that this proposed fee is reasonable and would permit each Portfolio to provide the Manager bona fide and fair compensation for the advisory services rendered to each of the Fund's Portfolio's. The Trustee's concluded they would recommend this increase whether or not the Merger had been proposed or occurred.

         As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of NEIC and its subsidiary firms including the Manager, Reich & Tang Asset Management L.P., that serve as advisers or sub-advisers to various mutual funds including the Fund. The 1940 Act provides that such a change in control constitutes an "assignment" of these advisory and sub-advisory agreements under which NEIC, the Manager and these related subsidiary firms provide advisory services to the various mutual funds including the Fund. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each of those agreements, at the time of the Merger.

         The Merger. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.

         NEIC is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests of NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of these limited partnership interests. The Merger Agreement

                                                           4
322065.4
provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

         Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Fund), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

                  (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

                  (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Fund's Board of Trustees.

         At a special meeting of the Board of Trustees held on November 29, 1995, the disinterested Trustees, as well as the entire Board of Trustees, approved the proposed increase in the advisory fee payable by the Fund on behalf of each of the Portfolios and recommend that it be approved by shareholders. The Trustees considered, among other things, the level of advisory services rendered to each of the Portfolios by the Manager, the reasons for setting the advisory fee at its current level at the time that the Fund was initially organized, the expectations at the time the Fund was created for achieving certain asset levels within a relatively short time period after the Fund's commencement of operations and the current level of advisory fees payable by the Fund in comparison with other comparable institutional funds. As indicated, the increase in advisory fees being recommended is not related in any way to the Merger.

         In arriving at the recommendation that the new investment management contract be approved to continue after Metropolitan Life becomes the parent of the Manager, the Trustees reviewed extensive information about the Fund, the Manager, NEIC and Metropolitan Life. The Trustees noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and the Manager as well as NEIC's other subsidiaries that act as advisers or sub-advisers for various other mutual funds. Although the Merger is being treated as a change in control of NEIC and of the various advisers and sub-advisers that are affiliated with NEIC, including the Manager, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of such advisers or sub-advisers, including the Manager. NEIC has indicated that each adviser and sub-adviser affiliated with NEIC, including the Manager, will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers, including the Manger.

         After due consideration, including a meeting of the disinterested Trustees in executive session with their counsel, the disinterested Trustees determined that the proposed increase of the advisory fee

                                                           5
322065.4
to 0.12% from 0.08% of each Portfolio's average daily net assets was appropriate and reasonable under the circumstances.

         Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of
Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

         The Increase in the Fees. The following table sets forth (i) the aggregate amount of the Manager's fee paid (net of the Manager's voluntary fee waiver) by each of the Portfolios at the end of the last fiscal year; (ii) the aggregate amount of the Manager's fee that would have been paid by each of the Portfolios (absent such voluntary fee waiver) at the end of the last fiscal year; (iii) the aggregate amount that the Manager would have received from each of the Portfolios had the proposed maximum fee been in effect during the last fiscal year; (iv) the difference between the aggregate amounts stated in (i) and
(iii) above, as a percentage of the amount stated in response to (i) above;  and
(v) the difference between the aggregate amounts stated in (ii) and (iii) above, as a percentage of the amount stated in response to (ii) above.









                                           [This space intentionally left blank]

                                                           6
322065.4



                                                   COMPARATIVE FEE TABLE


                                      (i)                  (ii)                  (iii)                 (iv)                  (v)
                              Aggregate            Aggregate              Aggregate             Difference           Difference
                              amount of            amount of              amount of             between (i)          between (ii)
                              Manager's            Manager's fee          Manager's             and (iii), as        and (iii), as
                              fee (net of          (absent fee            fee had               a percent-           a percent-
                              fee waiver)          waiver) for            increased             age of (i)           age age of
                              for year             year ended             fee been in                                (ii)
                              ended                3/31/95                effect for
                              3/31/95                                     year ended
                                                                          3/31/95

Money Market                  $0                   $30,505                $45,757                100%                  50%
Portfolio-Class
A&B Shares

U.S. Treasury1                N/A                  N/A                    N/A                     N/A                  N/A
Portfolio-Class
A&B Shares

Municipal2                    N/A                  N/A                    N/A                     N/A                  N/A
Portfolio-Class
A&B Shares



         Trustees' Recommendation. The Trustees unanimously recommend that shareholders approve the new investment management contract between the Manager and the Fund, on behalf of each of the Portfolios, to be effective at the time of the Merger. As stated above, the new investment management contract will include an increase to the maximum fee payable thereunder. The only other difference will be that the new investment management contract will be dated the date of the Merger and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act. Otherwise, such contract will be substantially identical to the investment management contract in effect immediately before the Merger which is described on page ___ of this Proxy Statement.

         The Trustees accordingly concluded that it is appropriate and desirable for the Fund, and each of the Portfolios, to continue after the Merger with the same investment management arrangements (except with respect to the increase in the maximum fee payable thereunder) as is in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of the Fund, the approval of each Portfolio's shareholders, by vote of the lesser of (1) 67% of the shares of that

--------
1(1) Commenced investment operations after 3/31/95; no advisory fees have been accrued or paid to date.
2(2)     Has not yet commenced investment operations.

                                                           7
322065.4

Portfolio represented at the Meeting, if more than 50% of the shares of that Portfolio are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Portfolio.

         In order that each Portfolio may continue to receive investment management services from the Manager following the Merger, the Trustees unanimously recommend that shareholders of each Portfolio vote in favor of Proposal 1.

         If the shareholders of either Portfolio do not approve Proposal 1, the investment management contract relating to that Portfolio will terminate at the time of the Merger although the Manager will continue to manage the Portfolios, and the Portfolio will consider such alternative actions as are in the best interest of that Portfolio.


PROPOSAL 2        ELECTION OF TRUSTEES

         At the meeting, four trustees are to be elected, each to hold office until his successor has been elected and has qualified. Each of the trustees, other than Steven W. Duff, was elected to the Board, and the Audit and Nominating Committees and has served as such since [April 14, 1994]. Mr. Duff was elected by the Board of Trustees to serve as President and Trustee of the Fund in October, 1994. All such persons have consented to be named in this Proxy Statement and to serve as trustees of the Fund if elected. The Board of Trustees, which met four times during the Fund's fiscal year ended August 31, 1995, has no compensation committee. Each trustee attended at least 75% of the board meetings held. The Fund has an Audit Committee of the Board of Trustees, comprised of Drs. Mellon and Wong and Mr. Straniere who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board of Trustees. In addition, pursuant to a Distribution and Service Plan adopted by the Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund has a Nominating Committee of the Board of Trustees comprised of Drs. Mellon and Wong and Mr. Straniere, to whose discretion the selection and nomination of trustees who are not "interested persons" of the Fund is committed. The Nominating Committee met once with regard to the fiscal year ended August 31, 1995 regarding the nomination of Mr. Duff. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy.

The following is a list of the members of the Board of Trustees, any other positions each may now hold with the Fund, the principal occupation of each Trustee during the past five years and the nature, amount and percentage of shares held by each in the Fund.


                                                           8
322065.4



                                                                                          Amount and
                                                                                            Nature
                                                                                        of Beneficial
                        Principal Occupation                                             Ownership at            % of
Name and Age            During Preceding Five Years                                        11/30/95              Shares

Steven W.               President and Trustee of the Fund and                               [-0-]                [-0-]
Duff*                   President of the mutual funds division of
                        the Manager since September 1994.
42                      Mr. Duff was formerly Director of Mutual
                        Fund Administration of NationsBanc with
                        which he was associated from 1981 to
                        August 1994.  Mr. Duff is also President
                        and a Director of California Daily Tax
                        Free Income Fund, Inc.; Connecticut Daily
                        Tax Free Income Fund, Inc.; Daily Tax
                        Free Income Fund, Inc.; Michigan Daily
                        Tax Free Income Fund, Inc.; New Jersey
                        Daily Municipal Income Fund, Inc.; New
                        York Daily Tax Free Income Fund, Inc.;
                        North Carolina Daily Municipal Income
                        Fund, Inc. and Short Term Income Fund,
                        Inc.; President and Trustee of Florida
                        Daily Municipal Income Fund and
                        Pennsylvania Daily Municipal Income
                        Fund; President of Cortland Trust, Inc.,
                        Reich & Tang Government Securities Trust
                        and Tax Exempt Proceeds Fund, Inc.;
                        Executive Vice President of Reich & Tang
                        Equity Fund, Inc.

--------

*    Such  person is an  "interested  person" of the Fund  within the meaning of
     Section 2(a) (19) of the 1940 Act.

                                                           9
322065.4



                                                                                          Amount and
                                                                                            Nature
                                                                                        of Beneficial
                        Principal Occupation                                             Ownership at            % of
Name and Age            During Preceding Five Years                                        11/30/95              Shares

W. Giles                Trustee of the Fund since its formation in                          [-0-]                [-0-]
Mellon                  1994; Professor of Business Administration
                        and Area Chairman of Economics and
64                      Finance in the Graduate School of
                        Management, Rutgers University with
                        which he has been associated since 1966.
                        Dr. Mellon is also a Director of California
                        Daily Tax Free Income Fund, Inc.;
                        Connecticut Daily Tax Free Income Fund,
                        Inc.; Daily Tax Free Income Fund, Inc.;
                        Delafield Fund, Inc.; Michigan Daily Tax
                        Free Income Fund, Inc.; New Jersey Daily
                        Municipal Income Fund, Inc.; North
                        Carolina Daily Municipal Income Fund,
                        Inc.; Reich & Tang Equity Fund, Inc.; and
                        Short Term Income Fund, Inc.; and a
                        Trustee of Florida Daily Municipal Income
                        Fund, Institutional Daily Income Fund,
                        Pennsylvania Daily Municipal Income Fund
                        and Reich & Tang Government Securities
                        Trust.

Robert                  Trustee  of the Fund since its formation in                         [-0-]                [-0-]
Straniere               1994; Member of New York State
                        Assembly; Partner, The  Straniere Law
53                      Firm since 1981; Director of California
                        Daily Tax Free Income Fund, Inc.;
                        Connecticut Daily Tax Free Income Fund,
                        Inc.; Daily Tax Free Income Fund, Inc.;
                        Delafield Fund, Inc.; Michigan Daily Tax
                        Free Income Fund, Inc.; New Jersey Daily
                        Municipal Income Fund, Inc.; North
                        Carolina Daily Municipal Income Fund,
                        Inc.; Reich & Tang Equity Fund, Inc.; and
                        Short Term Income Fund, Inc.; Trustee of
                        Florida Daily Municipal Income Fund,
                        Institutional Daily Income Fund,
                        Pennsylvania Daily Municipal Income Fund
                        and Reich & Tang Government Securities
                        Trust; and Director of Life Cycle Mutual
                        Funds, Inc.


                                                           10
322065.4



                                                                                          Amount and
                                                                                            Nature
                                                                                        of Beneficial
                        Principal Occupation                                             Ownership at            % of
Name and Age            During Preceding Five Years                                        11/30/95              Shares

Dr. Yung                Trustee of the Fund since its formation in                          [-0-]                [-0-]
Wong                    1994; Director of Shaw Investment
                        Management Ltd. (U.K.) 1994 to October,
56                      1995; formerly General Partner of Abacus
                        Partners Limited Partnership (a general
                        partner of a venture capital investment
                        firm) from 1984 to 1994;  Director of
                        California Daily Tax Free Income Fund,
                        Inc.; Connecticut Daily Tax Free Income
                        Fund, Inc.; Daily Tax Free Income Fund,
                        Inc.; Delafield Fund, Inc.; Michigan Daily
                        Tax Free Income Fund, Inc.; New Jersey
                        Daily Municipal Income Fund, Inc.; North
                        Carolina Daily Municipal Income Fund,
                        Inc.; Reich & Tang Equity Fund, Inc.; and
                        Short Term Income Fund, Inc.; Trustee of
                        Florida Daily Municipal Income Fund,
                        Institutional Daily Income Fund,
                        Pennsylvania Daily Municipal Income Fund
                        and Reich & Tang Government Securities
                        Trust; and Trustee of Eclipse Financial
                        Asset Trust.


The address of each trustee and officer of the Fund is 600 Fifth Avenue, New York, New York 10020.

In addition to Mr. Duff, who has served as President of the Fund since September, 1994, the officers of the Fund are:

Dana E. Messina, 38, Vice President of the Fund. Ms. Messina is an Executive Vice President of the Manager since January, 1995. Ms. Messina has been associated with the Manager and its predecessors in various capacities since December, 1980, and is an officer of other investment companies advised by the Manager.

Lesley M. Jones, 47, Vice President of the Fund. Ms. Jones is a Senior Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since April, 1973. She is also an officer of other investment companies advised by the Manager.

Bernadette N. Finn, 47, Vice President and Secretary of the Fund. Ms. Finn is a Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors

                                                           11
322065.4
in various capacities since September, 1970. She is also an officer of other investment companies advised by the Manager.

Molly Flewharty, 44, Vice President of the Fund. Ms. Flewharty is Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since December, 1977. She is also an officer of other investment companies advised by the Manager.

Richard De Sanctis, 39, Treasurer of the Fund since October, 1992. Mr. De Sanctis is Treasurer of the Manager and its predecessors since December, 1990 and is an officer of other investment companies advised by the Manager.

The Fund paid an aggregate remuneration of $ to its officers and trustees and to certain employees of the Manager with respect to its fiscal year ended August 31, 1995, consisting of $ in aggregate directors' fees to the three disinterested trustees, and salaries and benefits aggregating $ paid to certain employees of the Manager pursuant to the terms of the Investment Management Contract.


=================================================================================================================================
           (1)                       (2)                       (3)                        (4)                         (5)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                     Pension or                                            Total
                                                     Retirement                                            Compensation
Name of                     Aggregate                Benefits Accrued           Estimated                  From Fund and
Person,                     Compensation             As Part of Fund            Annual Benefits            Fund Complex
Position                    From Fund                Expenses                   Upon Retirement            Paid to Trustees*
---------------------------------------------------------------------------------------------------------------------------------
Steven W. Duff,                       $0                        0                          0                           $0
President and
Trustee
---------------------------------------------------------------------------------------------------------------------------------
W. Giles                                                        0                          0                        $51,500
Mellon, Trustee                                                                                                    (14 Funds)
---------------------------------------------------------------------------------------------------------------------------------
Robert                                                          0                          0                        $51,500
Straniere,                                                                                                         (14 Funds)
Trustee
---------------------------------------------------------------------------------------------------------------------------------
Yung Wong,                                                      0                          0                        $51,500
Trustee                                                                                                            (14 Funds)
=================================================================================================================================

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 1995 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending August 31, 1995). The parenthetical number represents the number of investment companies (including the Fund ) from which such person receives compensation that are considered part of the same Fund Complex as the Fund, because, among other things, they have a common investment advisor.



                                                           12
322065.4

PROPOSAL 3 RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Trustees recommends that the shareholders ratify the selection of Messrs. McGladrey & Pullen LLP, independent public accountants, to audit the accounts of the Fund for the fiscal year ending August 31, 1996. Messrs. McGladrey & Pullen LLP have audited the accounts of the Fund since its inception and do not have any direct financial interest or any material indirect financial interest in the Fund.

A representative of Messrs. McGladrey & Pullen is not expected to be present at the shareholders' meeting. If the shareholders do not ratify the Board's recommendation, the Board will submit another proposal to the shareholders with a recommendation for independent public accountants. The ratification of selection of Independent Accountants requires the approval of a majority present at the meeting in person or by proxy.


INFORMATION REGARDING THE MANAGER

         The Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at August 31, 1995 manager, adviser or supervisor with respect to assets aggregating approximately $7.9 billion. The Manager acts as manager of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments. Appendix B hereto sets forth the advisory fees payable by such investment companies to the Manager. In addition to the Fund, the Manager's advisory clients include, among others, California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income
Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc. Attached as Exhibit B is a Table of Fees for all funds advised by the Manager. The Manager also advises pension trusts, profit-sharing trusts and endowments.

         Peter S. Voss (49), G. Neal Ryland (54), Steven W. Duff (42) and Richard E. Smith, III (45) are directors of Reich & Tang Asset Management, Inc. the general partner of the Manager. Mr. Voss is President of Reich & Tang Asset Management, Inc. The address of Messrs. Voss and Ryland is 399 Boylston Street, Boston Massachusetts 02116. Mr. Duff is President of the Mutual Fund Group of the Manager. Mr. Smith is President of the Capital Management Group of the Manager. Their address is 600 Fifth Avenue, New York, New York 10020.

         NEIC Inc. is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Associates, Inc., and an affiliate, Capital Growth

                                                           13
322065.4

Management Limited Partnership. These affiliates in the aggregate are investment advisors or managers to over 42 other registered investment companies.

         Pursuant to the Investment Management Contract for each Portfolio, the Manager manages each Portfolio's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund.

         The Manager provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

         The Investment Management Contract with the Manager's predecessor was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the Act) of the Fund or the Manager and by the sole shareholder of each Portfolio at a special meeting of shareholders, effective [_________________, 1994]. The re-execution of the Investment Management Contract with the Manager was approved by the Board of Trustees, including a majority of the directors who are not interested persons of the Fund or Manager, effective October 1, 1994. The Investment Management Contract for each Portfolio has a term which extends to March 31, 1996 and may be continued in force thereafter for successive twelve-month periods beginning each April 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Trustees, and in either case by a majority of the Trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Investment Management Contract is terminable without penalty by each Portfolio on sixty days' written notice when authorized either (1) by majority vote of its outstanding voting shares or (2) by a vote of a majority of its Board of Trustees or (3) by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the current Investment Management Contract, each Portfolio will pay an annual management fee of 0.08% of such Portfolio's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of the Fund's shares.

         Pursuant to an Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. [Under the Administrative Services Contract, the Fund may pay the Manager for such personnel and for rendering such services at rates which are to be agreed upon by the Fund and the Manager, provided that the Fund will not pay for services performed by any such

                                                           14
322065.4
persons who are also officers of the general partner of the Manager. It is intended that such rates will be the actual costs of the Manager. Under such contract, the Fund may reimburse the Manager for all of the Fund's operating costs (in addition to the personnel reimbursement), including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all the expenses incurred to conduct the Fund's affairs. As of the date of this proxy statement no such payments or reimbursements have been made.] The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives from the Fund an annual fee equal to [0.05%] of each Portfolio's average daily net assets.

         The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

         With respect to each Portfolio, the Manager has voluntarily agreed to waive its management and administrative services fees in whole or in part and reimburse each Portfolio its operating expenses to the extent that (i) such Portfolio's Class A shares total operating expenses exceed .40%, .425% and .45% of the Class A shares average daily net assets during the first, second and third fiscal years of the Fund, respectively; and (ii) such Portfolio's Class B shares total operating expenses exceed .15%, 175% and .20% of the Class B shares average daily net assets during the first, second and third fiscal years of the Fund, respectively. The Manager therefore receives only that portion of its management and administrative services fees which, when added to all operating expenses does not result in total operating expenses for each Class of shares of each Portfolio exceeding the amounts set forth in the preceding sentence during the first three fiscal years of the Fund. The Fund commenced operations on April 14, 1994. The Manager will not subsequently recoup any portion of the fees so waived or expenses reimbursed.

         Investment management fees and operating expenses which are attributable to all Classes of a Portfolio will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, and the Manager from its management fee. Expenses incurred in the distribution of Class B shares shall be paid by the Manager.

         Expense Limitation. The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of Trustees, officers and employees of the Fund and costs of other personnel performing services for the Fund who

                                                           15
322065.4
are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement.

         The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

         For the Fund's fiscal year ended August 31, 1995, the Manager or its predecessor received investment management fees totaling $_________, $__________ and $__________ from the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio, respectively. For the fiscal year ended August 31, 1995, the Manager or its predecessor received administration fees in the aggregate of $_________, $_________ and $__________ from the Money Market Portfolio, the U.
S. Government Portfolio and the Municipal Portfolio, respectively.

         The Manager now acts as investment manager or adviser for other persons and entities and may under the Investment Management Contract act as investment manager or adviser to other registered investment companies. At present, the Manager is investment manager to fifteen other registered investment companies.


         Distribution and Service Plan. Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Manager have entered into a Distribution Agreement and a Shareholder Servicing Agreement with Reich & Tang Distributors L.P. (the "Distributor") as distributor of the Fund's shares. Because the Merger will be considered to result in the assignment of the Fund's Distribution Agreement with the Distributor, causing those agreements to terminate upon the Merger, the Board of Directors of the Fund approved a new Distribution Agreement with Reich & Tang Distributors L.P. for the Fund to take effect if a new Investment
Management Agreement is approved by shareholders of the Fund and upon consummation of the Merger. The new Distribution Agreement would replace the current Distribution Agreement with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness.

         Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P. Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor. The Distributor's address is 600 Fifth Avenue, New York, New York 10020. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

                                                           16
322065.4

         Under each Plan, the Portfolios and the Distributor will enter a Shareholder Servicing Agreement with respect to the Class A shares only. Under the Shareholder Servicing Agreement, the Distributor receives from each Portfolio a service fee equal to .25% per annum of each Portfolio's Class A shares average daily net assets (the "Service Fee") for providing, with respect only to the Class A shares, personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund.

         The Plan provides, with respect to Class A shares, that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which each Portfolio is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year, the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

         The following information applies only to the Class A shares of the Portfolios. For the fiscal year ended August 31, 1995, the Fund paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $ with respect to the Money Market Portfolio, $ with respect to the U.S. Government Portfolio and $ with respect to the Municipal Portfolio. During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $ with respect to the Money Market Portfolio, $ with respect to the U.S. Government Portfolio and $ with respect to the Municipal Portfolio. The excess of such payments over the total payments the predecessor managers and Distributor received from the Fund represents distribution and servicing expenses funded by the Manager's predecessors and Distributor from their own resources including the management fee.


ALLOCATION OF PORTFOLIO BROKERAGE  [Check SAI]

         The Fund's purchases and sales of securities usually are principal transactions. Portfolio securities are generally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and the Fund at present does not anticipate paying brokerage commissions. Should the Fund pay a brokerage commission on a particular transaction, the Fund would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the

                                                           17
322065.4
underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         No portfolio transactions are executed with the Manager, or with an affiliate of the Manager, acting either as principal or as paid broker.

         The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Fund will be made independently from those for any other accounts or investment companies that may be or become advised or managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts advised or managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.


OTHER MATTERS

As a Massachusetts business trust, the Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

The management does not know of any matters to be present at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                          By Order of the Board of Trustees



                                          BERNADETTE N. FINN, Secretary

December ____, 1995



322065.4

EXHIBIT A (INVESTMENT MANAGEMENT CONTRACT BETWEEN THE FUND AND REICH & TANG ASSET MANAGEMENT, L.P.)


322065.4

                                                                       EXHIBIT A
                         INVESTMENT MANAGEMENT CONTRACT

                         INSTITUTIONAL DAILY INCOME FUND
                                   the "Fund"

                            U.S. Government Portfolio
                             Money Market Portfolio
                              Tax Exempt Portfolio
                                the "Portfolios"

                               New York, New York


                                                               ___________, 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10020

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Declaration of Trust, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Trustees. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets of our Portfolios as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                           (b)  Subject to the general control of our Board
of Trustees, you will make decisions with respect to all purchases and sales of the portfolio securities of the Portfolios. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and

C/M:  11399.0000 326681.1
with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                           (c)  You will report to our Board of Trustees at
each meeting thereof all changes in our portfolios since your prior report, and will also keep us in touch with important developments affecting our portfolios and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolios, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Trustees as well as the limitations imposed by our Declaration of Trust and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                           (d)  It is understood that you will from time to
time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                           (e)  You or your affiliates will also furnish us,
at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

                  3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest

                                                      -2-
C/M:  11399.0000 326681.1
charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts, and (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and pursuant to the Distribution Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which the annual operating expenses for each Portfolio (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the shares for such Portfolio are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing the Portfolios will pay you a fee at the annual rate of .08% of each Portfolio's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making

                                                      -3-
C/M:  11399.0000 326681.1
servicing  payments  to  organizations   whose  customers  or  clients  are  our
shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

                  6. This Agreement will become effective on the date hereof and shall continue in effect until ____________, 199_ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Trustees or by a majority vote of the holders of the outstanding voting securities of each respective Portfolio voting separately, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. With respect to each Portfolio, this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the outstanding voting securities of each respective Portfolio voting separately, as defined in the 1940 Act and the rules thereunder, or (ii) by a vote of a majority of our entire Board of Trustees, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of New England Investment Companies, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to

                                                      -4-
C/M:  11399.0000 326681.1
render services of any kind to any other corporation, firm, individual or association.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                 Very truly yours,


                                                 INSTITUTIONAL DAILY INCOME FUND
                                                 U.S. Government Portfolio
                                                 Money Market Portfolio
                                                 Tax Exempt Portfolio


                                                     By:



ACCEPTED:  ___________, 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  REICH & TANG ASSET MANAGEMENT,
           INC., General Partner


         By:      ___________________________



                                                      -5-
C/M:  11399.0000 326681.1

EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)


322065.4



                                                                                                                         EXHIBIT B

===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INCOME FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .30% of average daily net assets up to $750 million
 Money Market Portfolio              .29% of average daily net assets in excess of $750 million up to
                                        $ 1 billion
                                     .28% of average daily net assets in excess of $1 billion up to
                                        $1.5 billion
                                     .27% of average daily net assets in excess of $1.5 billion
------------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
 U.S. Government Portfolio           .275% of average daily net assets up to $250 million
                                     .25% of average daily net assets in excess of $250 million
------------------------------------------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets up to $1.25 billion
 Each Portfolio                      .20% of average daily net assets in excess of $1.25 billion up to
                                        $1.5 billion
                                     .19% of average daily net assets in excess of $1.5 billion
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A only)
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .325% of average daily net assets up to $750 million
                                     .30% of average daily net assets in excess of $750 million
                                    -----------------------------------------------------------------------------------------------
DAILY TAX FEE INCOME FUND, INC.     Administrative Services Fee
                                     .21% of average daily net assets up to $1.25 million
                                     .20% of average daily net assets in excess of $1.25 million up to
                                        $1.5 billion
                                     .19% in excess of $1.5 billion
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A Only)
                                     .25% of average daily net assets
===================================================================================================================================

                                          -1-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
REICH & TANG EQUITY FUND, INC.       .80% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .80% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
DELAFIELD FUND, INC.                Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
CONNECTICUT DAILY TAX FREE           .30% of average daily net assets
INCOME FUND, INC.                   ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                      .30% of average daily net assets
NEW YORK DAILY TAX FEE INCOME       ------------------------------------------------------------------------------------------------
 FUND, INC.                         Administrative Services Fee
                                      .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                      .20% of average daily net assets
====================================================================================================================================

                                          -2-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .35% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
REICH & TANG GOVERNMENT             Administrative Services Fee
SECURITIES TRUST                     .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
CALIFORNIA DAILY TAX FEE INCOME     Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
MICHIGAN DAILY TAX FREE INCOME      Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                     Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    All Inclusive Management Fee*
                                     .40% of average daily net assets up to $250 million
TAX EXEMPT PROCEEDS FUND, INC.       .35% of average daily net assets in excess of $250 million up to
                                        $500 million
                                     .30% of average daily net assets in excess of $500 million

-----------------
* Management Contract requires the Manager, not the Fund to bear all other fund expenses; therefore, the fee payable under the Management Contract is the only expense of the Fund.

                                          -3-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
NEW JERSEY DAILY MUNICIPAL INCOME   Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
===================================================================================================================================
                                    All Inclusive Management Fee
                                     .80% of the first $500 million
CORTLAND TRUST, INC.                 .775% of the next $500 million
                                     .75% of the next $500 million
All Portfolios                       .735% in excess of $1.5 billion
                                    ------------------------------------------------------------------------------------------------
                                    Distribution Fee
                                     .25% of average daily net assets
===================================================================================================================================
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL      Administrative Services Fee
INCOME FUND, INC.                    .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                      Shareholder Servicing and Distribution Plan Fee
                                       .25% of average daily net assets
====================================================================================================================================

                                          -4-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
PENNSYLVANIA DAILY MUNICIPAL         .21% of average daily net assets up to $1.25 billion
INCOME FUND                          .20% of average daily net assets in excess of $1.25 billion up to
                                        $1.5 billion
                                     .19% of average daily net assets in excess of $1.5 billion
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
===================================================================================================================================
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL FUND        Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A Only)
                                     .25% of average daily net assets
===================================================================================================================================
                                    Investment Management Fee
                                     .08% of average daily net assets
INSTITUTIONAL DAILY INCOME FUND     -----------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .05% of average daily net assets
All Portfolios                      -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution
                                     Plan Fee (Class A Only) .25% of average
                                     daily net assets
===================================================================================================================================


                                          -5-
322069.1

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         INSTITUTIONAL DAILY INCOME FUND
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 15, 1996

                  THE UNDERSIGNED SHAREHOLDER OF INSTITUTIONAL DAILY INCOME FUND (THE "FUND") HEREBY APPOINTS BERNADETTE N. FINN AND DANA E. MESSINA, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF BENEFICIAL INTEREST OF THE FUND STANDING IN THE
NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON NOVEMBER 28, 1995 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:00 A.M. ON FEBRUARY 15, 1996 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS X

                  KEEP THIS PO TION FOR YOUR RECORDS
------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                         INSTITUTIONAL DAILY INCOME FUND

                                VOTE ON PROPOSALS



FOR       AGAINST      ABSTAIN
                                       I.       TO APPROVE OR  DISAPPROVE  A NEW
                                                INVESTMENT     CONTRACT     THAT
                                                INCLUDES AN INCREASE TO THE FEES
                                                PAYABLE THEREUNDER








                                       II.      ELECT THE FOLLOWING NOMINEES FOR
                                                TRUSTEES

                                       1.       STEVEN W. DUFF


                                       2.       W. GILES MELLON


                                       3.       ROBERT STRANIERE


                                       4.       YUNG WONG




                                       III.     TO   RATIFY   OR   REJECT    THE
                                                SELECTION  OF MCGLADREY & PULLEN
                                                LLP AS  INDEPENDENT  ACCOUNTANTS
                                                OF  THE   CORPORATION   FOR  ITS
                                                FISCAL YEAR ENDING 3/31/96




__________________________________  _________________________________________
         SIGNATURE                  SIGNATURE (JOINT OWNERS              DATE

         PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC.
SHOULD SO INDICATE.